										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues (1)
	Q1	Q2	Q3	Q4	FY
2011	158.9	163.0	194.6	273.9	790.4
2012	173.7	171.4	210.1	318.2	873.4

	Operating Profit (1)
	Q1	Q2	Q3	Q4	FY
2011	4.9	3.6	13.3	42.3	64.1
2012	8.0	7.7	14.8	37.0	67.5

	Interest (Income) Expense (1)
	Q1	Q2	Q3	Q4	FY
2011	2.3	2.1	2.2	1.8	8.4
2012	1.6	1.5	1.5	1.3	5.9

	Other (Income) Expense (1)
	Q1	Q2	Q3	Q4	FY
2011	(56.8)	(0.2)	0.8	(0.4)	(56.6)
2012	(0.4)	1.4	(0.3)	2.9	3.6

	Income (Loss) Before Taxes (1)						Effective Income Tax Rate (1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	59.4	1.7	10.3	40.9	112.3	2011	32.7%	17.6%	20.4%	26.9%	29.2%
2012	6.8	4.8	13.6	32.8	58.0	2012	29.4%	27.1%	25.0%	27.7%	27.2%

	Income From Continuing Operations (1)
	Q1	Q2	Q3	Q4	FY
2011	40.0	1.4	8.2	29.9	79.5
2012	4.8	3.5	10.2	23.7	42.2

	Discontinued Operations, Net of Taxes (1)
	Q1	Q2	Q3	Q4	FY
2011	22.8	17.8	17.5	24.5	82.6
2012	20.4	18.3	27.8	—	66.5

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2011	62.8	19.2	25.7	54.4	162.1
2012	25.2	21.8	38.0	23.7	108.7

	Depreciation, depletion and amortization expense (1)
	Q1	Q2	Q3	Q4	FY
2011	3.5	3.3	5.1	4.5	16.4
2012	3.4	3.4	4.6	6.6	18.0

	Net Working Capital (1) (2)
	Q1	Q2	Q3	Q4	FY
2011	171.2	151.3	165.5	167.8	167.8
2012	164.1	167.0	178.7	191.2	191.2

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Capital Expenditures (1)
	Q1	Q2	Q3	Q4	FY
2011	3.4	6.4	5.5	4.9	20.2
2012	3.9	30.5	5.3	5.0	44.7

	Net cash provided by (used for) operating activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2011	26.5	33.2	2.6	38.3	100.6
2012	(16.6)	15.2	12.1	63.7	74.4

	Net cash provided by (used for) investing activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2011	(3.2)	(6.2)	(5.4)	(2.0)	(16.8)
2012	16.7	(13.2)	(59.0)	(8.2)	(63.7)

	Cash flow before financing activities from continuing operations (1) (3)
	Q1	Q2	Q3	Q4	FY
2011	23.3	27.0	(2.8)	36.3	83.8
2012	0.1	2.0	(46.9)	55.5	10.7

	Net cash provided by (used for) financing activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2011	7.1	1.0	(59.7)	29.1	(22.5)
2012	(40.8)	45.0	42.6	(71.3)	(24.5)

	Dividends Paid to Shareholders (4)
	Q1	Q2	Q3	Q4	FY
2011	4.4	4.5	4.4	4.5	17.8
2012	4.5	4.6	4.6	31.4	45.1

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	163.6	170.7	110.6	148.2	148.2
2012	114.2	164.9	207.4	177.7	177.7

	Equity						Return on Equity (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	516.7	541.2	547.8	577.0	577.0	2011	30.4%	29.1%	29.7%	30.8%	30.8%
2012	610.7	616.7	291.1	281.4	281.4	2012	22.3%	22.0%	26.4%	22.9%	22.9%

(1)
On September 28, 2012, the Company spun-off Hyster-Yale Materials Handling, Inc. ("Hyster-Yale"), a former subsidiary. The financial position, results of operations and cash flows of Hyster-Yale and any costs incurred by NACCO and Other related to the spin-off are reflected as discontinued operations for 2012 and 2011. 2010 and prior results have not been reclassified to reflect Hyster-Yale as discontinued operations.

(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)
The fourth quarter of 2012 dividend included a one-time special cash dividend of $3.50 per share and a regular quarterly cash dividend of 25 cents per share. The 25 cent per share dividend paid in the fourth quarter of 2012 was the first regular quarterly dividend following the spin-off of Hyster-Yale.

(5)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2011	7.0	5.4	6.4	6.4	25.2
2012	6.6	5.9	6.5	6.0	25.0

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.6	0.7	0.8	2.7
2012	0.8	0.5	1.1	1.0	3.4

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2011	3.6	4.0	3.1	3.0	13.7
2012	3.7	4.4	4.9	5.8	18.8

	Revenues
	Q1	Q2	Q3	Q4	FY
2011	17.9	19.4	21.0	23.5	81.8
2012	24.3	19.2	38.0	50.9	132.4

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	4.0	2.8	3.1	5.4	15.3	2011	22.3%	14.4%	14.8%	23.0%	18.7%
2012	6.9	3.8	6.5	10.8	28.0	2012	28.4%	19.8%	17.1%	21.2%	21.1%

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2011	12.1	9.5	11.1	12.8	45.5
2012	12.0	10.6	11.5	11.1	45.2

	Operating Expenses						Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	6.6	7.0	7.2	4.8	25.6	2011	41.0%	56.9%	50.7%	26.4%	42.1%
2012	7.0	5.2	9.4	8.4	30.0	2012	37.0%	36.1%	52.2%	38.4%	41.0%

	Operating Profit $						Operating Profit as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	9.5	5.3	7.0	13.4	35.2	2011	59.0%	43.1%	49.3%	73.6%	57.9%
2012	11.9	9.2	8.6	13.5	43.2	2012	63.0%	63.9%	47.8%	61.6%	59.0%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.7	0.8	0.6	2.7
2012	0.6	0.7	0.9	0.5	2.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	(0.7)	(0.3)	(0.4)	(1.4)
2012	(0.2)	(0.4)	(0.4)	(0.3)	(1.3)

The North American Coal Corporation
(in millions, except percentage data)

	Income Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	8.9	5.3	6.5	13.2	33.9	2011	20.2%	13.2%	10.8%	9.8%	13.3%
2012	11.5	8.9	8.1	13.3	41.8	2012	20.0%	20.2%	n.m	37.6%	21.5%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2011	7.1	4.6	5.8	11.9	29.4
2012	9.2	7.1	8.2	8.3	32.8

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	2.0	1.9	2.0	2.0	7.9
2012	2.0	2.0	3.0	3.9	10.9

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	2.4	4.4	3.8	3.5	14.1
2012	1.8	28.7	3.4	3.2	37.1

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	7.8	7.3	8.8	7.8	31.7
2012	21.5	(4.6)	17.2	16.1	50.2

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(2.3)	(4.1)	(3.7)	(0.6)	(10.7)
2012	18.8	(11.4)	(57.2)	(6.5)	(56.3)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2011	5.5	3.2	5.1	7.2	21.0
2012	40.3	(16.0)	(40.0)	9.6	(6.1)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	(8.5)	(1.4)	(7.4)	(7.4)	(24.7)
2012	(41.6)	34.2	26.4	(9.9)	9.1

The North American Coal Corporation
(in millions, except percentage data)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2011	5.0	5.0	5.0	57.9	72.9
2012	10.0	10.2	5.4	—	25.6

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	38.4	43.7	41.4	94.0	94.0
2012	64.2	108.5	140.4	138.0	138.0

	Equity						Return on Equity (2)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	143.7	143.4	144.3	96.1	96.1	2010	27.3%	22.2%	18.5%	22.0%	22.0%
2012	95.4	92.5	95.4	102.4	102.4	2011	25.3%	29.7%	34.8%	34.0%	34.0%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	100.6	104.3	126.7	161.4	493.0	2011	(1.9)%	1.0%	(5.0)%	(8.6)%	(4.4)%
2012	104.9	110.7	124.8	181.2	521.6	2012	4.3%	6.1%	(1.5)%	12.3%	5.8%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	19.2	19.4	23.2	35.4	97.2	2011	19.1%	18.6%	18.3%	21.9%	19.7%
2012	19.1	20.8	24.5	37.9	102.3	2012	18.2%	18.8%	19.6%	20.9%	19.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	15.9	15.8	15.3	16.4	63.4	2011	15.8%	15.1%	12.1%	10.2%	12.9%
2012	17.0	15.7	15.8	18.0	66.5	2012	16.2%	14.2%	12.7%	9.9%	12.7%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	3.3	3.6	7.9	19.0	33.8	2011	3.3%	3.5%	6.2%	11.8%	6.9%
2012	2.1	5.1	8.7	19.9	35.8	2012	2.0%	4.6%	7.0%	11.0%	6.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	1.6	1.3	1.3	1.0	5.2
2012	0.9	0.7	0.5	0.6	2.7

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	0.2	0.8	(0.2)	0.8
2012	(0.5)	0.9	(0.3)	0.2	0.3

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	1.7	2.1	5.8	18.2	27.8	2011	41.2%	38.1%	29.3%	34.1%	33.8%
2012	1.7	3.5	8.5	19.1	32.8	2012	41.2%	37.1%	37.6%	33.5%	35.4%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2011	1.0	1.3	4.1	12.0	18.4
2012	1.0	2.2	5.3	12.7	21.2

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.6	2.2	1.5	4.9
2012	0.6	0.6	0.7	1.2	3.1

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2011	95.3	77.9	88.0	98.3	98.3
2012	88.9	80.5	105.8	96.9	96.9

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	0.4	1.1	1.0	1.2	3.7
2012	0.4	0.9	0.9	1.0	3.2

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	(0.6)	21.3	(0.6)	4.1	24.2
2012	6.5	12.9	(11.9)	19.9	27.4

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(0.4)	(1.1)	(1.0)	(1.2)	(3.7)
2012	(0.4)	(0.9)	(0.9)	(1.0)	(3.2)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2011	(1.0)	20.2	(1.6)	2.9	20.5
2012	6.1	12.0	(12.8)	18.9	24.2

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	(0.3)	3.7	(60.2)	—	(56.8)
2012	(14.2)	(9.8)	10.9	(17.6)	(30.7)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2011	—	(4.0)	—	—	(4.0)
2012	—	10.0	—	5.0	15.0

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	114.8	114.5	54.2	54.2	54.2
2012	40.0	41.4	52.3	39.7	39.7

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	16.0	21.7	25.0	35.0	35.0	2011	n.m.	n.m.	n.m.	n.m.	n.m.
2012	37.2	29.2	35.3	43.2	43.2	2012	68.2%	65.2%	63.4%	58.9%	58.9%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	299	301	312	337	337	2011	0.1	0.1	0.2	0.3	0.7
2012	327	320	319	312	312	2012	0.1	0.1	0.2	0.3	0.7

	Revenues
	Q1	Q2	Q3	Q4	FY
2011	40.9	40.0	48.9	91.4	221.2
2012	45.3	42.3	48.2	88.9	224.7

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	17.6	17.8	22.3	39.7	97.4	2011	43.0%	44.5%	45.6%	43.4%	44.0%
2012	19.5	18.7	21.4	36.2	95.8	2012	43.0%	44.2%	44.4%	40.7%	42.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	23.0	22.1	22.9	26.9	94.9	2011	56.2%	55.3%	46.8%	29.4%	42.9%
2012	24.1	23.8	23.3	29.2	100.4	2012	53.2%	56.3%	48.3%	32.8%	44.7%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	(5.4)	(4.3)	(0.6)	12.8	2.5	2011	(13.2)%	(10.8)%	(1.2)%	14.0%	1.1%
2012	(4.6)	(5.1)	(1.9)	7.0	(4.6)	2012	(10.2)%	(12.1)%	(3.9)%	7.9%	(2.0)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	0.1	0.1	0.1	0.2	0.5
2012	0.1	0.1	0.1	0.2	0.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	—	0.1	—	0.1
2012	—	0.1	—	(0.1)	—

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	(5.5)	(4.4)	(0.8)	12.6	1.9	2011	40.0%	38.6%	37.5%	39.7%	42.1%
2012	(4.7)	(5.3)	(2.0)	6.9	(5.1)	2012	40.4%	39.6%	40.0%	40.6%	39.2%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2011	(3.3)	(2.7)	(0.5)	7.6	1.1
2012	(2.8)	(3.2)	(1.2)	4.1	(3.1)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2011	0.8	0.7	0.8	0.8	3.1
2012	0.7	0.7	0.8	1.4	3.6

The Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2011	43.5	41.5	44.0	36.1	36.1
2012	44.9	45.2	41.7	30.6	30.6

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2011	0.6	0.9	0.6	0.2	2.3
2012	1.7	0.8	1.0	0.4	3.9

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2011	(18.2)	(1.3)	(1.7)	26.1	4.9
2012	(19.1)	(4.0)	1.4	25.5	3.8

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2011	(0.6)	(0.9)	(0.6)	(0.2)	(2.3)
2012	(1.7)	(0.8)	(1.0)	(0.4)	(3.9)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2011	(18.8)	(2.2)	(2.3)	25.9	2.6
2012	(20.8)	(4.8)	0.4	25.1	(0.1)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2011	7.8	2.1	2.5	(14.9)	(2.5)
2012	10.0	4.9	(0.4)	(14.7)	(0.2)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2011	2.5	—	—	—	2.5
2012	—	—	—	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2011	10.4	12.5	15.0	—	—
2012	10.0	15.0	14.7	—	—

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	42.3	39.6	39.1	46.7	46.7	2011	4.6%	2.6%	1.7%	2.5%	2.5%
2012	43.9	40.7	39.5	43.6	43.6	2012	3.8%	2.6%	1.0%	(7.2)%	(7.2)%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss) (1)
	Q1	Q2	Q3	Q4	FY
2011	(2.5)	(1.1)	(0.9)	(2.8)	(7.3)
2012	(1.5)	(1.5)	(0.6)	(3.4)	(7.0)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	—	—	—	—	—
2012	—	—	—	—	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2011	(56.8)	0.3	0.2	0.2	(56.1)
2012	0.3	0.8	0.4	3.1	4.6

	Income (Loss) Before Taxes (1)
	Q1	Q2	Q3	Q4	FY
2011	54.3	(1.4)	(1.1)	(3.0)	48.8
2012	(1.8)	(2.3)	(1.0)	(6.5)	(11.6)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2011	34.7	(1.0)	(0.7)	(2.3)	30.7
2012	(1.4)	(2.2)	0.3	(4.4)	(7.7)

(1)
On September 28, 2012, the Company spun-off Hyster-Yale Materials Handling, Inc. ("Hyster-Yale"), a former subsidiary. The financial position, results of operations and cash flows of Hyster-Yale and any costs incurred by NACCO and Other related to the spin-off are reflected as discontinued operations for 2012 and 2011. 2010 and prior results have not been reclassified to reflect Hyster-Yale as discontinued operations.